48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,196,903,171.2050 shares of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 472,000,859.6568 shares, which is 39.435% of the outstanding shares. A breakdown of the vote, by proposal , is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative	464,625,658.2838	38.819%	98.437%
Withhold	7,375,201.3730	.616%	1.563%

TOTAL	472,000,859.6568	39.435%	100.000%

William E. Chapman II

Affirmative	464,198,406.3698	38.783%	98.347%
Withhold	7,802,453.2870	.652%	1.653%

TOTAL	472,000,859.6568	39.435%	100.000%

Edward J. Kaier

Affirmative	464,412,966.6098	38.801%	98.392%
Withhold	7,587,893.0470	.634%	1.608%

TOTAL	472,000,859.6568	39.435%	100.000%

Steven J. Paggioli

Affirmative	464,504,867.2158	38.809%	98.412%
Withhold	7,495,992.4410	.626%	1.588%

TOTAL	472,000,859.6568	39.435%	100.000%

Eric Rakowski

Affirmative	464,169,441.9938	38.781%	98.341%
Withhold	7,831,417.6630	.654%	1.659%

TOTAL	472,000,859.6568	39.435%	100.000%

Thomas R. Schneeweis

Affirmative	464,243,609.7668	38.787%	98.357%
Withhold	7,757,249.8900	.648%	1.643%

TOTAL	472,000,859.6568	39.435%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
Christine C. Carsman

Affirmative	464,377,671.3968	38.798%	98.385%
Withhold	7,623,188.2600	.637%	1.615%

TOTAL	472,000,859.6568	39.435%	100.000%

Kurt Keilhacker

Affirmative	464,247,959.1338	38.787%	98.357%
Withhold	7,752,900.5230	.648%	1.643%

TOTAL	472,000,859.6568	39.435%	100.000%

Richard F. Powers III

Affirmative	463,829,385.3428	38.752%	98.269%
Withhold	8,171,474.3140	.683%	1.731%

TOTAL	472,000,859.6568	39.435%	100.000%

Victoria Sassine

Affirmative	463,785,962.1698	38.749%	98.260%
Withhold	8,214,897.4870	.686%	1.740%

TOTAL	472,000,859.6568	39.435%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present

* TRUST TOTALS:	SHARES

RECORD TOTAL:	1,196,903,171.2050

SHARES VOTED:	472,000,859.6568

PERCENT PRESENT:	39.435%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that , as of close of business on May 06, 2013 the records supplied to us show 1,196,903,171.2050 shares of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 472,000,859.6568 shares, which is 39.435% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	281,520,639.6529	23.521%	59.644%
Against	6,879,617.9889	.575%	1.458%
Abstain	9,804,411.0150	.819%	2.077%
Brk Non-Vote	173,796,191.0000	14.520%	36.821%

TOTAL	472,000,859.6568	39.435%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	262,661,658.4699	21.946%	55.648%
Against	25,377,647.6949	2.120%	5.377%
Abstain	10,165,362.4920	.849%	2.154%
Brk Non-Vote	173,796,191.0000	14.520%	36.821%

TOTAL	472,000,859.6568	39.435%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	262,035,062.1179	21.893%	55.516%
Against	25,744,225.8549	2.151%	5.454%
Abstain	10,425,380.6840	.871%	2.209%
Brk Non-Vote	173,796,191.0000	14.520%	36.821%

TOTAL	472,000,859.6568	39.435%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES

RECORD TOTAL:	1,196,903,171.2050

SHARES VOTED:	472,000,859.6568

PERCENT PRESENT:	39.435%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 24,769,437,467.60 dollars of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 9,834,125,492.25 dollars, which is 39.703% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
MANAGERS AMG
Managers AMG Funds

		% of Outstanding	% of Dollars
	Dollars	Dollars	Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative	9,690,017,988.38	39.121%	98.535%
Withhold	144,107,503.87	.582%	1.465%

TOTAL	9,834,125,492.25	39.703%	100.000%

William E. Chapman II

Affirmative	9,680,675,556.53	39.083%	98.440%
Withhold	153,449,935.72	.620%	1.560%

TOTAL	9,834,125,492.25	39.703%	100.000%

Edward J. Kaier

Affirmative	9,685,487,460.00	39.103%	98.489%
Withhold	148,638,032.25	.600%	1.511%

TOTAL	9,834,125,492.25	39.703%	100.000%

Steven J. Paggioli

Affirmative	9,687,311,711.98	39.110%	98.507%
Withhold	146,813,780.27	.593%	1.493%

TOTAL	9,834,125,492.25	39.703%	100.000%

Eric Rakowski

Affirmative	9,680,099,088.41	39.081%	98.434%
Withhold	154,026,403.84	.622%	1.566%

TOTAL	9,834,125,492.25	39.703%	100.000%

Thomas R. Schneeweis

Affirmative	9,681,634,356.76	39.087%	98.449%
Withhold	152,491,135.49	.616%	1.551%

TOTAL	9,834,125,492.25	39.703%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
MANAGERS AMG
Managers AMG Funds

		% of Outstanding	% of Dollars
	Dollars	Dollars	Present
Christine C. Carsman

Affirmative	9,684,632,630.38	39.099%	98.480%
Withhold	149,492,861.87	.604%	1.520%

TOTAL	9,834,125,492.25	39.703%	100.000%

Kurt Keilhacker

Affirmative	9,681,581,020.47	39.087%	98.449%
Withhold	152,544,471.78	.616%	1.551%

TOTAL	9,834,125,492.25	39.703%	100.000%

Richard F. Powers III

Affirmative	9,672,359,551.26	39.050%	98.355%
Withhold	161,765,940.99	.653%	1.645%

TOTAL	9,834,125,492.25	39.703%	100.000%

Victoria Sassine

Affirmative	9,671,398,081.52	39.046%	98.345%
Withhold	162,727,410.73	.657%	1.655%

TOTAL	9,834,125,492.25	39.703%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
MANAGERS AMG
Managers AMG Funds

		% of Outstanding	% of Dollars
	Dollars	Dollars	Present
* TRUST TOTALS:	DOLLARS

RECORD TOTAL:	24,769,437,467.60

DOLLARS VOTED:	9,834,125,492.25

PERCENT PRESENT:	39.703%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 24,769,437,467.60 dollars of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 9,834,125,492.25 dollars, which is 39.703% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
MANAGERS AMG
Managers AMG Funds

		% of Outstanding	% of Dollars
	Dollars	Dollars	Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	5,656,262,801.40	22.837%	57.517%
Against	149,213,862.50	.602%	1.517%
Abstain	190,020,865.74	.767%	1.932%
Brk Non-Vote	3,838,627,962.61	15.497%	39.034%

TOTAL	9,834,125,492.25	39.703%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	5,281,564,699.77	21.324%	53.706%
Against	515,999, 133.64	2.083%	5.247%
Abstain	197,933,696.23	.799%	2.013%
Brk Non-Vote	3,838,627,962.61	15.497%	39.034%

TOTAL	9,834,125,492.25	39.703%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative	5,268,233,445.03	21.270%	53.570%
Against	523,930,607.58	2.115%	5.328%
Abstain	203,333,477.03	.821%	2.068%
Brk Non-Vote	3,838,627,962.61	15.497%	39.034%

TOTAL	9,834,125,492.25	39.703%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
MANAGERS AMG
Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
* TRUST TOTALS:	DOLLARS

RECORD TOTAL:	24,769,437,467.60

DOLLARS VOTED:	9,834,125,492.25

PERCENT PRESENT:	39.703%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Value Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 81,596,709.99 dollars of Systematic Value Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co . , Inc . has tabulated 13,753,725.35 dollars, which is 16.856% of the outstanding dollars . A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers AMG Funds
Systematic Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	12,671,520.57	15.530%	92.132%
Against	230,763.95	.283%	1.678%
Abstain	652,953.31	.800%	4.747%
Brk Non-Vote	198,487.52	.243%	1.443%

TOTAL	13,753,725.35	16.856%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	12,580,380.39	15.418%	91.469%
Against	327,627.88	.402%	2.382%
Abstain	647,229.56	.793%	4.706%
Brk Non-Vote	198,487.52	.243%	1.443%

TOTAL	13,753,725.35	16.856%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	12,580,216.89	15.418%	91.468%
Against	313,618.01	.384%	2.280%
Abstain	661,402.93	.811%	4.809%
Brk Non-Vote	198,487.52	.243%	1.443%

TOTAL	13,753,725.35	16.856%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	12,649,356.52	15.503%	91.971%
Against	257,367.40	.315%	1.871%
Abstain	648,513.91	.795%	4.715%
Brk Non-Vote	198,487.52	.243%	1.443%

TOTAL	13,753,725.35	16.856%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	12,669,754.35	15.527%	92.119%
Against	246,045.58	.302%	1.789%
Abstain	639,437.90	.784%	4.649%
Brk Non-Vote	198,487.52	.243%	1.443%

TOTAL	13,753,725.35	16.856%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers AMG Funds
Systematic Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	12,610,977.94	15.456%	91.691%
Against	298,140.57	.365%	2.168%
Abstain	646,119.32	.792%	4.698%
Brk Non-Vote	198,487.52	.243%	1.443%

TOTAL	13,753,725.35	16.856%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification Of Investments

Affirmative	12,710,607.84	15.578%	92.416%
Against	201,877.04	.247%	1.468%
Abstain	642,752.95	.788%	4.673%
Brk Non-Vote	198,487.52	.243%	1.443%

TOTAL	13,753,725.35	16.856%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	12,667,328.63	15.524%	92.101%
Against	261,615.86	.321%	1.902%
Abstain	626,293.34	.768%	4.554%
Brk Non-Vote	198,487.52	.243%	1.443%

TOTAL	13,753,725.35	16.856%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers AMG Funds
Systematic Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	81,596,709.99

DOLLARS VOTED:	13,753,725.35

PERCENT PRESENT:	16.856%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Mid Cap Value Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 411,141,086.87 dollars of Systematic Mid Cap Value Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 70,459,244.90 dollars, which is 17.137% of the outstanding dollars . A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
July 02, 2013
Managers AMG Funds
Systematic Mid Cap Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	63,147,662.14	15.359%	89.624%
Against	526,659.29	.128%	.747%
Abstain	3,173,754.25	.772%	4.504%
Brk Non-Vote	3,611,169.22	.878%	5.125%

TOTAL	70,459,244.90	17.137%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	63,081,367.66	15.343%	89.529%
Against	618,653.34	.150%	.878%
Abstain	3,148,054.68	.766%	4.468%
Brk Non-Vote	3,611,169.22	.878%	5.125%

TOTAL	70,459,244.90	17.137%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	63,089,229.17	15.345%	89.540%
Against	609,556.97	.148%	.865%
Abstain	3,149,289.54	.766%	4.470%
Brk Non-Vote	3,611,169.22	.878%	5.125%

TOTAL	70,459,244.90	17.137%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	63,132,692.74	15.356%	89.602%
Against	560,590.63	.136%	.796%
Abstain	3,154,792.31	.767%	4.477%
Brk Non-Vote	3,611,169.22	.878%	5.125%

TOTAL	70,459,244.90	17.137%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	63,012,095.20	15.326%	89.430%
Against	674,806.21	.164%	.958%
Abstain	3,161,174.27	.769%	4.487%
Brk Non-Vote	3,611,169.22	.878%	5.125%

TOTAL	70,459,244.90	17.137%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
July 02, 2013
Managers AMG Funds
Systematic Mid Cap Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	63,043,914.40	15.334%	89.476%
Against	576,961.85	.140%	.819%
Abstain	3,227,199.43	.785%	4.580%
Brk Non-Vote	3,611,169.22	.878%	5.125%

TOTAL	70,459,244.90	17.137%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification Of Investments

Affirmative	63,109,098.12	15.350%	89.568%
Against	605,845.18	.147%	.860%
Abstain	3,133,132.38	.762%	4.447%
Brk Non-Vote	3,611,169.22	.878%	5.125%

TOTAL	70,459,244.90	17.137%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	63,119,775.50	15.352%	89.583%
Against	585,876.79	.143%	.832%
Abstain	3,142,423.39	.764%	4.460%
Brk Non-Vote	3,611,169.22	.878%	5.125%

TOTAL	70,459,244.90	17.137%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
July 02, 2013
Managers AMG Funds
Systematic Mid Cap Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	411,141,086.87

DOLLARS VOTED:	70,459,244.90

PERCENT PRESENT:	17.137%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Mid Cap Value Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 411,141,086.87 dollars of Systematic Mid Cap Value Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 306,223,625.23 dollars, which is 74.481% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
August 20, 2013
Managers AMG Funds
Systematic Mid Cap Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	299,714,416.96	72.898%	97.874%
Against	972,576.21	0.237%	0.318%
Abstain	3,529,379.16	0.858%	1.153%
Brk Non-Vote	2,007,252.90	.488%	.655%

TOTAL	306,223,625.23	74.481%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative	299,691,664.43	72.893%	97.868%
Against	1,057,277.18	0.257%	0.345%
Abstain	3,467,430.72	0.843%	1.132%
Brk Non-Vote	2,007,252.90	.488%	.655%

TOTAL	306,223,625.23	74.481%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	299,712,993.07	72.898%	97.875%
Against	1,033,436.05	0.251%	0.337%
Abstain	3,469,943.21	0.844%	1.133%
Brk Non-Vote	2,007,252.90	.488%	.655%

TOTAL	306,223,625.23	74.481%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	297,691,475.51	72.406%	97.214%
Against	3,021,811.84	0.735%	0.987%
Abstain	3,503,084.98	0.852%	1.144%
Brk Non-Vote	2,007,252.90	.488%	.655%

TOTAL	306,223,625.23	74.481%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	297,552,066.60	72.372%	97.169%
Against	3,152,296.54	0.767%	1.029%
Abstain	3,512,009.19	0.854%	1.147%
Brk Non-Vote	2,007,252.90	.488%	.655%

TOTAL	306,223,625.23	74.481%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
August 20, 2013
Managers AMG Funds
Systematic Mid Cap Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	294,644,825.72	71.665%	96.219%
Against	3,056,352.22	0.743%	0.998%
Abstain	6,515,194.39	1.585%	2.128%
Brk Non-Vote	2,007,252.90	.488%	.655%

TOTAL	306,223,625.23	74.481%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification Of Investments

Affirmative	294,745,978.53	71.690%	96.252%
Against	3,048,592.77	0.741%	0.996%
Abstain	6,421,801.03	1.562%	2.097%
Brk Non-Vote	2,007,252.90	.488%	.655%

TOTAL	306,223,625.23	74.481%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	294,688,663.71	71.676%	96.233%
Against	3,097,766.74	0.753%	1.012%
Abstain	6,429,941.88	1.564%	2.100%
Brk Non-Vote	2,007,252.90	.488%	.655%

TOTAL	306,223,625.23	74.481%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
August 20, 2013
Managers AMG Funds
Systematic Mid Cap Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present

** FUND TOTALS:	DOLLARS

RECORD TOTAL:	411,141,086.87

DOLLARS VOTED:	306,223,625.23

PERCENT PRESENT:	74.481%

48 Wall Street, New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Value Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 61,843,578.59 dollars of systematic value Fund in respect to the Meeting of shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 21,800,254.84 dollars, which is 35.251% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,
D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 1
October 22, 2013
Managers AMG Funds
Systematic Value Fund

		% of Outstanding	% of Dollars
	Dollars	Dollars	Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	19,908,850.50	32.193%	91.325%
Against	480,081.92	.776%	2.202%
Abstain	1,247,068.67	2.016%	5.720%
Brk Non-Vote	164,253.75	.266%	.753%

TOTAL	21,800,254.84	35.251%	100.000%

2B. To amend fundamenta1 investment restrictions relating to: Borrowing

Affirmative	19,732,241.92	31.907%	90.514%
Against	667,430.70	1.079%	3.062%
Abstain	1,236,328.47	1.999%	5.671%
Brk Non-Vote	164,253.75	.266%	.753%

TOTAL	21,800,254.84	35.251%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative	19,764,418.18	31.959%	90.661%
Against	610,543.95	.987%	2.801%
Abstain	1,261,038.96	2.039%	5.785%
Brk Non-Vote	164,253.75	.266%	.753%

TOTAL	21,800,254.84	35.251%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	19,906,478.08	32.188%	91.314%
Against	478,519.89	.774%	2.195%
Abstain	1,251,003.12	2.023%	5.738%
Brk Non-Vote	164,253.75	.266%	.753%

TOTAL	21,800,254.84	35.251%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	19,941,908.74	32.245%	91.476%
Against	469,251.84	.759%	2.153%
Abstain	1,224,840.51	1.981%	5.618%
Brk Non-Vote	164,253.75	.266%	.753%

TOTAL	21,800,254.84	35.251%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 2
October 22, 2013
Managers AMG Funds
Systematic Value Fund

		% of Outstanding	% of Dollars
	Dollars	Dollars	Present

2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	19,890,787.06	32.163%	91.242%
Against	528,270.13	.854%	2.423%
Abstain	1,216,943.90	1.968%	5.582%
Brk Non-vote	164,253.75	.266%	.753%

TOTAL	21,800,254.84	35.251%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification Of Investments

Affirmative	20,029,224.21	32.387%	91.877%
Against	389,409.81	.630%	1.786%
Abstain	1,217,367.07	1.968%	5.584%
Brk Non-vote	164,253.75	.266%	.753%

TOTAL	21,800,254.84	35.251%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	19,867,617.57	32.126%	91.135%
Against	565,551.28	.914%	2.594%
Abstain	1,202,832.24	1.945%	5.518%
Brk Non-vote	164,253.75	.266%	.753%

TOTAL	21,800,254.84	35.251%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT	Page: 3
October 22, 2013
Managers AMG Funds
Systematic Value Fund

		% of Outstanding	% of Dollars
	Dollars	Dollars	Present
** FUND TOTALS:	DOLLARS

RECORD TOTAL:	61,843,578.59

DOLLARS VOTED:	21,800,254.84

PERCENT PRESENT:	35.251%